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                                                                    EXHIBIT 10.9

                             OFFICERS' CERTIFICATE
                     PURSUANT TO SECTIONS 201, 301 AND 303
                                OF THE INDENTURE

          The undersigned, John H. Mullan and David H. Strode, do hereby certify that they are the duly appointed and acting Corporate Vice President and Secretary, and the Assistant Treasurer, respectively, of Northrop Grumman Corporation, a Delaware corporation (the "Company"). Each of the undersigned also hereby certifies, pursuant to Sections 201, 301 and 303 of the Indenture, dated as of October 15, 1994 (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"), that:

          A. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on January 23, 2001, two series of Securities (as defined in the Indenture) to be issued under the Indenture, with the following terms (defined terms used herein and not otherwise defined herein have the meaning set forth in the Indenture):

                         I.    7-1/8 % Notes due 2011


          (1) The title of the Securities of the series is "7-1/8% Series A Notes due 2011" (the "Series A Notes") and "7-1/8% Series B Notes due 2011" (the "Series B Notes" and, together with the Series A Notes, the "Notes").

          (2) The aggregate principal amount of the Notes which initially may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered hereunder) is $750,000,000. The Company may, without the consent of the holders of the Notes, issue additional notes having the same ranking, interest rate, maturity, CUSIP number and other terms as the Notes. Any additional notes having such similar terms, together with the Notes, would constitute a single series of Notes under the Indenture. No additional notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

          (3) Interest on the Notes shall be payable to the persons in whose names the Notes are registered at the close of business on the Regular Record Date (as specified in paragraph I(5) below) for such interest payment.

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          (4)  The principal of the Notes shall be payable, unless accelerated or earlier redeemed or repurchased pursuant to the Indenture, on February 15, 2011.

          (5) The rate at which each of the Notes shall bear interest shall be 7-1/8% per annum; provided, that in the event of a Non-Registration Event
                       --------
     (as defined in the Registration Rights Agreement dated as of February 27, 2001 by and among the Company and the initial purchasers identified therein (the "Registration Rights Agreement")) with respect to the Notes, additional interest will accrue on the Notes at an annual rate of .25% for the first 90-day period immediately following the occurrence of a Non-Registration Event, and such annual rate will increase by an additional .25% with respect to each subsequent 90-day period until all Non-Registration Events have been cured, up to a maximum additional annual interest rate of 1.0%. The additional interest will accrue from and including the date on which any such Non-Registration Event shall occur to but excluding the date on which all such Non-Registration Events have been cured. The Company will pay such additional interest on each Interest Payment Date. Such additional interest will be in addition to any other interest payable from time to time with respect to the Notes. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. The date from which interest shall accrue for each of the Notes shall be February 27, 2001. The Interest Payment Dates on which interest on the Notes shall be payable are February 15 and August 15, commencing August 15, 2001. The Regular Record Date for the interest payable on the Notes on any Interest Payment Date shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          (6) The principal of and interest on the Notes shall be payable in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York (as of the date of this Officers' Certificate, such office being located at the office of the Trustee, 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Institutional Trust Services), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by wire transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the Security Register.

          (7) Northrop Grumman may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of (a) the principal amount of the Notes being redeemed plus accrued and unpaid interest to the redemption date or (b) the Make-Whole Amount for the Notes being redeemed.

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     As used in this Section I(7):

               "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Notes being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus .25%.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the principal amount of the Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

          "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

          "Make Whole Amount" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Notes to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Rate) from the Redemption Date to the Stated Maturity of the principal amount of the Notes being redeemed, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued and unpaid

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     interest on the principal amount of the Notes being redeemed to the
     Redemption Date.

          "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

          "Reference Treasury Dealer" means any of Chase Securities Inc. and Credit Suisse First Boston Corporation, and their respective successors and assigns, and one other nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business day preceding such Redemption Date.

          (8) There is no obligation of the Company to redeem or purchase the Notes pursuant to any sinking fund or analogous provisions or to redeem or purchase any of the Notes prior to the Stated Maturity at the option of the Holder thereof.

          (9) There is no provision for the conversion or exchange of the Notes, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company.

          (10) The Notes shall be issued only in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

          (11) The entire principal amount of the Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.

          (12) Except as provided in subparagraph (13) below, the Notes shall be issued in the form of one or more Global Securities, in accordance with and subject to the provisions of Section 305 of the Indenture and as follows (all references in this Section I to Global Securities shall be with respect to the Notes):

              (a) Notes sold within the United States to qualified institutional buyers ("QIBs"), as defined under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), initially will be represented by one or more Global Securities (the "144A Global Notes"), and Notes sold outside of the United States in reliance on Regulation S under the Securities

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      Act initially will be represented by one or more Global Securities (the
     "Regulation S Global Notes" and, together with the 144A Global Notes, the "Global Notes"). The Global Notes will be deposited upon issuance with the Trustee as custodian for The Depository Trust Company (the "DTC") and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC.

               (b) Through and including the 40th day after the later of the commencement of the offering of the Notes and the closing of the offering (such period the "Restricted Period"), beneficial interests in the Regulation S Global Notes may be held only through the Euroclear System ("Euroclear") and Clearstream Banking S.A. ("Clearstream") (as indirect participants in DTC), unless transferred to a person that takes delivery though a 144A Global Note in accordance with certain certification requirements.

               (c) Investors in the 144 Global Notes who are participants in DTC's system ("Participants") may hold their interests therein directly through DTC. Investors in the 144A Global Notes who are not Participants may hold their interests therein indirectly through organizations (including Euroclear and Clearstream) which are Participants in such system. Investors in the Regulation S Global Notes must initially hold their interests therein through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations that are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors may also hold interests in the Regulation S Global Notes through Participants in the DTC system other than Euroclear and Clearstream. Euroclear and Clearstream will hold interests in the Regulation S Global Notes on behalf of their participants through customers' security accounts in their respective names on the books of their respective depositories. All interests in Global Notes, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear or Clearstream may also be subject to the procedures and requirements of such systems.

               (d) Transfers between participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds, and transfers between participants in Euroclear and Clearstream will be effected in accordance with their respective rules and operating procedures.

               (e) Prior to the expiration of the Restricted Period, beneficial interests in Regulation S Global Notes may be exchanged for beneficial interests in 144A Global Notes only if (a) such exchange occurs in

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     connection with a transfer of the Notes pursuant to Rule 144A; and (b) the transferor first delivers to the Trustee a written certificate in the form attached hereto as Annex I to the effect that the Notes are being
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     transferred to a person (i) who the transferor reasonably believes to be a
     QIB; (ii) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A; and (iii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

          (f) Beneficial interests in 144A Global Notes may be transferred to a person who takes delivery in the form of an interest in Regulation S Global Notes, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate in the form attached hereto as Annex I to the effect that such transfer is
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     being made in accordance with Rule 903 or 904 of Regulation S or Rule 144
     (if available) and that, if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter through Euroclear or Clearstream.

          (g)  In addition to the circumstances set forth in clause (2) of
     Section 305 of the Indenture with respect to the exchange of Global Notes for Notes registered in definitive form, Notes issued as Global Notes may be exchanged in whole or in part for registered Notes if the Company in its discretion at any time determines not to have all the Notes represented by Global Notes; and provided, that clause (B) of clause (2) of Section 305 of
                       --------
     the Indenture shall apply only if the Event of Default referred to therein has occurred and is continuing and entitles the Holders to accelerate the maturity of the Notes. Subject to the foregoing and to paragraph I(13) hereof, the Global Notes are not exchangeable, except for a Global Note or Global Notes of the same aggregate denomination to be registered in the name of DTC or its nominee.

          (13) Subject to the provisions of paragraph I(12) above, Notes that are (i) originally issued to or transferred to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act who is not a QIB or (ii) issued as certificated securities pursuant to the Indenture will be issued in definitive form. Upon the transfer to a QIB of a Note in definitive form, such Note will, unless the Global Note in respect of such Note has previously been exchanged for Notes in definitive form, be exchanged for an interest in the Global Note representing the principal amount of the Note being transferred.

          (14) There shall be added to Section 501 of the Indenture the following additional Events of Default with respect to the Notes:

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                "(8) the failure of a Guarantor to promptly execute its
                     guaranty of the Notes upon the occurrence of the Guarantee Event, or

                (9) except as permitted by the Indenture or the Guarantee, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any entity or person acting on behalf of the Guarantor, shall deny or disaffirm its obligations under the Guarantor's Guarantee."

          (15) Upon the occurrence of the Guarantee Event the Notes shall be entitled to the benefit of guarantees to be executed by NNG and Litton, respectively (individually a "Guarantor" and collectively "Guarantors"), in the forms of the guarantees attached hereto as Exhibits A and B,
                                                    ----------------
     respectively, and incorporated herein by this reference (the "Guarantees"). The Guarantees shall be executed by each of NNG and Litton promptly upon the occurrence of the Guarantee Event.

          (16) The following definitions shall be added to Section 101 of the Indenture with respect to the Notes:

               "Exchange Offer" shall mean the offer by NNG to purchase, and to exchange NNG common and preferred stock for, common and preferred stock of Litton pursuant to that certain Registration Statement on Form S-4 originally filed by NNG on February 1, 2001 with the Commission under the Securities Act as it may be amended, supplemented, replaced or superseded.

               "Guarantee Event" shall mean the occurrence of the purchase by NNG of Litton common stock in accordance with the Exchange Offer.

               "Litton" shall mean Litton Industries, Inc., a Delaware corporation.

               "NNG" shall mean NNG, Inc., a Delaware corporation, to be renamed Northrop Grumman Corporation immediately prior to the Guarantee Event.

          (17) Article Thirteen of the Indenture shall be applicable to the Notes and in the event of the satisfaction of the conditions to Defeasance and Discharge (Section 1302), the obligations of the Guarantors pursuant to the Guarantees shall be discharged, and in the event of Covenant Defeasance (Section 1303), the obligations of the Guarantors shall be relieved with respect to the obligations of the Company that have been released (but not the provisions of Section 501(7)).

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          (18) Each Guarantee shall be subject to amendment by agreement of the
     Guarantor and the Trustee in the manner provided in Article Nine of the Indenture. Section 902 of the Indenture is hereby amended to add a new subsection (4) as follows with respect to the Notes:

               "(4) modify the obligations of a Guarantor under its Guarantee in a manner adverse to the interests of the Holders of the Securities."

                      II.    7-3/4 % Debentures due 2031

          (1) The title of the Securities of the series is "7-3/4% Series A Debentures due 2031" (the "Series A Debentures") and "7-3/4% Series B Debentures due 2031" (the "Series B Debentures" and, together with the Series A Debentures, the "Debentures").

          (2) The aggregate principal amount of the Debentures which initially may be authenticated and delivered under the Indenture (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Securities which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered hereunder) is $750,000,000. The Company may, without the consent of the holders of the Debentures, issue additional debentures having the same ranking, interest rate, maturity, CUSIP number and other terms as the Debentures. Any additional debentures having such similar terms, together with the Debentures, would constitute a single series of Debentures under the Indenture. No additional debentures may be issued if an Event of Default has occurred and is continuing with respect to the Debentures.

          (3) Interest on the Debentures shall be payable to the persons in whose names the Debentures are registered at the close of business on the Regular Record Date (as specified in paragraph II(5) below) for such interest payment.

          (4) The principal of the Debentures shall be payable, unless accelerated or earlier redeemed or repurchased pursuant to the Indenture, on February 15, 2031.

          (5) The rate at which each of the Debentures shall bear interest shall be 7-3/4% per annum; provided, that in the event of a Non-
                                --------
     Registration Event (as defined in the Registration Rights Agreement) with respect to the Debentures, additional interest will accrue on the Debentures at an annual rate of.25% for the first 90-day period immediately following the occurrence of a Non-Registration Event, and such annual rate will increase by an additional.25% with respect to each subsequent 90-day period until all Non-Registration Events have been cured,

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     up to a maximum additional annual interest rate of 1.0%. The additional interest will accrue from and including the date on which any such Non-Registration Event shall occur to but excluding the date on which all such Non-Registration Events have been cured. The Company will pay such additional interest on each Interest Payment Date. Such additional interest will be in addition to any other interest payable from time to time with respect to the Debentures. Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months. The date from which interest shall accrue for each of the Debentures shall be February 27, 2001. The Interest Payment Dates on which interest on the Debentures shall be payable are February 15 and August 15, commencing August 15, 2001. The Regular Record Date for the interest payable on the Debentures on any Interest Payment Date shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          (6) The principal of and interest on the Debentures shall be payable in immediately available funds at the office or agency of the Company maintained for that purpose in the Institutional Trust Services, Borough of Manhattan, the City of New York (as of the date of this Officers' Certificate, such office being located at the office of the Trustee, 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention:
     Institutional Trust Services), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by wire transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the Security Register.

          (7) Northrop Grumman may redeem all or part of the Debentures at any time at its option at a redemption price equal to the greater of (a) the principal amount of the Debentures being redeemed plus accrued and unpaid interest to the redemption date or (b) the Make-Whole Amount for the Debentures being redeemed.

     As used in this Section II(7):

               "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designed "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Debentures being

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

     redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus .30%.

          "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the principal amount of the Debentures being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures being redeemed.

          "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

          "Make Whole Amount" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Debentures to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Rate) from the Redemption Date to the Stated Maturity of the principal amount of the Debentures being redeemed, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued and unpaid interest on the principal amount of the Debentures being redeemed to the Redemption Date.

          "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

          "Reference Treasury Dealer" means any of the Chase Securities Inc. and Credit Suisse First Boston Corporation, and their respective successors and assigns, and one other nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined

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

     by the Trustee, of the bid and asked prices for the Comparable
     Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business day preceding such Redemption Date.

          (8) There is no obligation of the Company to redeem or purchase the Debentures pursuant to any sinking fund or analogous provisions or to redeem or purchase any of the Debentures prior to the Stated Maturity at the option of the Holder thereof.

          (9) There is no provision for the conversion or exchange of the Debentures, either at the option of the Holder thereof or the Company, into or for another security or securities of the Company.

          (10) The Debentures shall be issued only in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

          (11) The entire principal amount of the Debentures shall be payable upon declaration of acceleration of the maturity thereof pursuant to
     Section 502 of the Indenture.

          (12) Except as provided in subparagraph (13) below, the Debentures shall be issued in the form of one or more Global Securities, in accordance with and subject to the provisions of Section 305 of the Indenture and as follows (all references in this Section II to Global Securities shall be with respect to the Debentures):

                (a) Debentures sold within the United States to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), initially will be represented by one or more Global Securities (the "144A Global Debentures"), and Debentures sold outside of the United States in reliance on Regulation S under the Securities Act initially will be represented by one or more Global Securities (the "Regulation S Global Debentures" and, together with the 144A Global Debentures, the "Global Debentures"). The Global Debentures will be deposited upon issuance with the Trustee as custodian for The Depository Trust Company (the "DTC") and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC.

                (b) Through and including the 40th day after the later of the commencement of the offering of the Debentures and the closing of the offering (such period the "Restricted Period"), beneficial interests in the Regulation S Global Debentures may be held only through the Euroclear

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

     System ("Euroclear") and Clearstream Banking S.A. ("Clearstream") (as indirect participants in DTC), unless transferred to a person that takes delivery though a 144A Global Debenture in accordance with certain certification requirements.

                (c) Investors in the 144 Global Debentures who are participants in DTC's system ("Participants") may hold their interests therein directly through DTC. Investors in the 144A Global Debentures who are not Participants may hold their interests therein indirectly through organizations (including Euroclear and Clearstream) which are Participants in such system. Investors in the Regulation S Global Debentures must initially hold their interests therein through Euroclear or Clearstream, if they are participants in such systems, or indirectly through organizations that are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors may also hold interests in the Regulation S Global Debentures through Participants in the DTC system other than Euroclear and Clearstream. Euroclear and Clearstream will hold interests in the Regulation S Global Debentures on behalf of their participants through customers' security accounts in their respective names on the books of their respective depositories. All interests in Global Debentures, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear or Clearstream may also be subject to the procedures and requirements of such systems.

                (d) Transfers between participants in DTC will be effected in accordance with DTC's procedures, and will be settled in same-day funds, and transfers between participants in Euroclear and Clearstream will be effected in accordance with their respective rules and operating procedures.

                (e) Prior to the expiration of the Restricted Period, beneficial interests in Regulation S Global Debentures may be exchanged for beneficial interests in 144A Global Debentures only if (a) such exchange occurs in connection with a transfer of the Debentures pursuant to Rule 144A; and (b) the transferor first delivers to the Trustee a written certificate in the form attached hereto as Annex I to the effect that the
                                                -------
     Debentures are being transferred to a person (i) who the transferor reasonably believes to be a QIB; (ii) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A; and (iii) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

                (f) Beneficial interests in 144A Global Debentures may be transferred to a person who takes delivery in the form of an interest in Regulation S Global Debentures, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate in the form attached hereto as Annex I to the effect
                                                          -------
     that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available) and that, if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter through Euroclear or Clearstream.

                (g)  In addition to the circumstances set forth in clause (2) of
     Section 305 of the Indenture with respect to the exchange of Global Debentures for Debentures registered in definitive form, Debentures issued as Global Debentures may be exchanged in whole or in part for registered Debentures if the Company in its discretion at any time determines not to have all the Debentures represented by Global Debentures; and provided,
                                                                   --------
     that clause (B) of clause (2) of Section 305 of the Indenture shall apply only if the Event of Default referred to therein has occurred and is continuing and entitles the Holders to accelerate the maturity of the Debentures. Subject to the foregoing and to paragraph II(13) hereof, the Global Debentures are not exchangeable, except for a Global Debenture or Global Debentures of the same aggregate denomination to be registered in the name of DTC or its nominee.

          (13) Subject to the provisions of paragraph II(12) above, Debentures that are (i) originally issued to or transferred to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act who is not a QIB or (ii) issued as certificated securities pursuant to the Indenture will be issued in definitive form. Upon the transfer to a QIB of a Debenture in definitive form, such Debenture will, unless the Global Debenture in respect of such Debenture has previously been exchanged for Debentures in definitive form, be exchanged for an interest in the Global Debenture representing the principal amount of the Debenture being transferred.

          (14) There shall be added to Section 501 of the Indenture the following additional Events of Default with respect to the Debentures:

                "(8) The failure of a Guarantor to promptly execute its
                     guaranty of the Debentures upon the occurrence of the Guarantee Event; or

                (9) except as permitted by the Indenture, any Guaranty shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any entity or person acting on behalf of the Guarantor, shall deny or disaffirm its obligations under the Guarantor's Guarantee."

          (15) Upon the occurrence of the Guarantee Event the Debentures shall be entitled to the benefit of guarantees to be executed by NNG and Litton, respectively (individually a "Guarantor" and collectively "Guarantors"), in the forms of the guarantees attached hereto as Exhibits A and B,
                                                    -----------------
     respectively, and incorporated herein by this reference (the "Guarantees").

          (16) The following definitions shall be added to Section 101 of the Indenture with respect to the Debentures:

               "Exchange Offer" shall mean the offer by NNG to purchase, and to exchange NNG common and preferred stock for, common and preferred stock of Litton pursuant to that certain Registration Statement on Form S-4 originally filed by NNG on February 1, 2001 with the Commission under the Securities Act as it may be amended, supplemented, replaced or superseded.

               "Guarantee Event" shall mean the occurrence of the purchase by NNG of Litton common and preferred stock in accordance with the Exchange Offer.

               "Litton" shall mean Litton Industries, Inc., a Delaware corporation.

               "NNG" shall mean NNG, Inc., a Delaware corporation, to be renamed Northrop Grumman Corporation immediately prior to the Guarantee Event.

          (17) Article Thirteen of the Indenture shall be applicable to the Debentures and in the event of the satisfaction of the conditions to Defeasance and Discharge (Section 1302), the obligations of the Guarantors pursuant to the Guarantees shall be discharged, and in the event of Covenant Defeasance (Section 1303), the obligations of the Guarantors shall be relieved with respect to the obligations of the Company that have been released (but not the provisions of Section 501(7)).

          (18) Each Guarantee shall be subject to amendment by agreement of the Guarantor and the Trustee, in the manner provided in Article Nine of the Indenture. Section 902 of the Indenture is hereby amended to add a new subsection (4) as follows with respect to the Debentures:

               "(4) modify the obligations of a Guarantor under its Guarantee in a manner adverse to the interests of the Holders of the Securities."

          B. Pursuant to Section 201 of the Indenture, the Series A Notes and the Series A Debentures shall bear the following legends:


               THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMP-TION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

               THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF NORTHROP GRUMMAN THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES
               (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

          In addition, the Series A Notes and the Series A Debentures acquired by Institutional Accredited Investors shall bear the following additional legends:

               IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

               TRANSFER OF THE SECURITIES REPRESENTED HEREBY SHALL BE EVIDENCED EXCLUSIVELY BY ENDORSEMENT OF THE TRANSFEROR OF THIS CERTIFICATE.

          In addition, Notes and Debentures issued in the name of DTC's nominee shall bear the following legend:

                   Unless this certificate is presented by an authorized
               representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          C. Any proposed transfer of the Notes or the Debentures, or any interest therein, shall be subject to the delivery to the Trustee by the transferor and/or transferee thereof of such certificates or other documents as the Trustee may reasonably require.

          D. The Series B Notes and the Series B Debentures, shall not be subject to the transfer restrictions set forth in the Indenture. The Holders of the Notes shall vote and consent together on all matters as one class and the Holders of the Debentures shall vote and consent together on all matters as one class and none of the Notes or Debentures, as the case may be, shall have the right to vote or consent as a class separate from one another on any matter.

          E. The forms of the Notes and the Debentures attached hereto as Exhibits C and D, respectively, are approved.
----------------

          F. The Trustee is appointed as Paying Agent (as defined in the Indenture).

          G. The foregoing forms and terms of the Notes and the Debentures have been established in conformity with the provisions of the Indenture.

          H. This Officers' Certificate shall constitute evidence of, and shall be, action by the undersigned as Officers designated in the resolutions referred to in paragraph A above, determining and setting the specific terms of the Notes and the Debentures as set forth in paragraph A above.

          I. Each of the undersigned has read the provisions of Sections 201, 301 and 303 of the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the forms of the Notes and the Debentures and, in the opinion of each of the undersigned, has made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of a series of Securities under the Indenture designated as the Notes and the Debentures have been complied with. In the opinion of each of the undersigned, all such conditions precedent have been complied with.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of February 22, 2001


                                  /s/John H. Mullan
                                  ----------------------------------------------
                                  Name:  John H. Mullan
                                  Title:  Corporate Vice President and
                                          Secretary


                                  /s/David H. Strode
                                  ----------------------------------------------
                                  Name:  David H. Strode
                                  Title:  Assistant Treasurer

                                    ANNEX I

               FORM OF CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                   OR REGISTRATION OF TRANSFER OF SECURITIES

          This Certificate relates to $____________ principal amount of [designate Securities] held in __________ book entry or * __________ definitive form by ______________ (the "Transferor") and issued under that certain Indenture dated as of October 15, 1994 (the "Indenture") between Northrop Grumman Corporation and The Chase Manhattan Bank, as Trustee (the "Trustee").

The Transferor*:

[_] has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

[_] has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Securities and the transfer of this Security does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:*

[_] Such Security is being acquired for the Transferor's own account, without transfer; or

[_] Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A; or

[_] Such Security is being transferred pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 under the Securities Act; or

[_] Such Security is not a "restricted security" as defined under Rule 144 under the Securities Act.

                                                     ___________________________
                                                     [INSERT NAME OF TRANSFEROR]

Dated:___________________________                    By:________________________

_________________________________
*Check applicable box.

                                   EXHIBIT A

                                PARENT GUARANTEE
                                ----------------

          PARENT GUARANTEE dated as of ______________, 2001 (this "Guarantee")
                                                                   ---------
made by Northrop Grumman Corporation, a Delaware corporation (formerly NNG, Inc.) ("Guarantor") in favor of and for the benefit of The Chase Manhattan Bank,
        ---------
as trustee (the "Trustee") for the Holders (as such term is defined in the
                 -------
Indenture referred to below) of the 7-1/8% Series A Notes due 2011 (the "Series
                                                                         ------
A Notes") and the 7-1/8% Series B Notes due 2011 (the "Series B Notes" and,
-------                                                --------------
together with the Series A Notes, the "Notes") and the 7-3/4% Series A
                                       -----
Debentures due 2031 (the "Series A Debentures") and the 7-3/4% Series B
                          -------------------
Debentures due 2031 (the "Series B Debentures" and, together with the Series A
                          -------------------
Debentures, the "Debentures") of Northrop Grumman Operations Corporation, a
                 ----------
Delaware corporation (formerly Northrop Grumman Corporation) (the "Company").
                                                                   -------
The Notes and the Debentures shall be referred to collectively as the "Securities".
-----------

          WHEREAS, the Company has entered into an Indenture dated as of October 15, 1994 between the Company and the Trustee, as supplemented by that certain Officers' Certificate attached hereto as Exhibit A dated as of February 22, 2001 establishing the Securities (as so supplemented, and as further amended, modified and supplemented from time to time with respect to the Securities, the "Indenture"). Capitalized terms not otherwise defined herein shall have the
 ---------
meanings set forth in the Indenture; and

          WHEREAS, the Company offered and sold $750,000,000 aggregate principal amount of Series A Notes and $750,000,000 aggregate principal amount of Series A Debentures in a private placement transaction that closed on February 27, 2001; and

          WHEREAS, pursuant to a Registration Rights Agreement entered into on February 27, 2001 by and among the Company and the other parties thereto (the "Registration Rights Agreement"), the Company has agreed to certain terms in
------------------------------
connection with the registration of the Series B Notes and the Series B Debentures; and

          WHEREAS, the Company and its affiliates (including, without limitation, the Guarantor) derive, and expect to continue to derive, substantial direct and indirect benefit from the transactions financed by the issuance and sale of the Securities; and

          WHEREAS, the Indenture provides that the Guarantor shall execute and deliver this Guarantee upon the occurrence of the Guarantee Event (as defined therein).

          NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees as follows:

          SECTION 1.  Guarantee; Limitation of Liability.
                      ----------------------------------

          (a) The Guarantor irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety, to the Trustee and to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of and any premium and interest on such Security (including, in case of default, interest on overdue principal and interest) and including any additional interest required to be paid according to the terms of the Securities or the Indenture, when due, whether at stated maturity, upon redemption or repayment, upon declaration of acceleration or otherwise according to the terms of the Securities or the Indenture and the due and punctual performance of all other obligations of the Company to such Holder or the Trustee, all in accordance with the terms of the Securities and the Indenture (such obligations being the "Guaranteed Obligations"), and agrees to pay any and
                             ----------------------
all expenses (including reasonable counsel fees and expenses) incurred by such Holder or the Trustee in enforcing any rights under this Guarantee. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to such Holder or the Trustee under the Securities or the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company because it is the intention of the Guarantor, the Trustee and the Holders that the Guaranteed Obligations should be determined without regard to any rule of law or order that might relieve the Company of any portion of the Guaranteed Obligations.

          (b) Notwithstanding anything to the contrary in this Agreement, the Guarantor hereby, and the Trustee and each Holder by accepting the benefits of this Guarantee, confirms that it is its intention that the guarantee by the Guarantor pursuant to this Guarantee together with each other guarantee by such Guarantor of Participating Indebtedness (as defined below) shall not constitute a fraudulent transfer or conveyance for purposes of any applicable provisions of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any similar federal or state law. To effectuate the foregoing intention, the obligations of the Guarantor under this Guarantee and each other guarantee of Participating Indebtedness shall be limited, collectively, to such maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to any agreement, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. The Trustee and each Holder by accepting the benefits of this Guarantee confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Guarantor in which concurrent claims are made upon such Guarantor hereunder and under any other guarantee of Participating Indebtedness, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Guarantor shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims. For purposes of this Section l(b), "Participating Indebtedness" means any Indebtedness (as defined below) of the Company that is guaranteed by such Guarantor pursuant to a guarantee (i) the incurrence of which is not prohibited by the terms of the Indenture or any agreement governing any other Participating Indebtedness then outstanding (or, if so prohibited by the Indenture or any such agreement, is permitted as a result of a consent or waiver thereunder) and (ii) that contains a limitation of liability and confirmation of intention regarding ratability of payments on substantially the terms set forth in this Section l(b). "Indebtedness" means any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit and, to the extent not otherwise included, the guarantee by the Company of any indebtedness of any other Person.

          (c) Anything contained herein to the contrary notwithstanding, the liability of the Company in respect of the Securities guaranteed by the Guarantor hereunder shall not be limited by the terms of Section l(b).

          SECTION 2.  Guarantee Absolute.  The Guarantor guarantees that the
                      ------------------
Guaranteed Obligations will be paid or performed strictly in accordance with the terms of the Securities and the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Holder with respect thereto. The obligations of the Guarantor under this Guarantee are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Securities or the Indenture or any agreement or instrument relating to the Securities or the Indenture or any failure to enforce the provisions thereof;

          (b) any renewal, extension or other change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to the departure from the Securities or the Indenture;

          (c) any settlement, compromise, release or discharge, or acceptance or refusal of any offer of performance with respect to, or any substitution for, the Guaranteed Obligations or any agreement related thereto and/or any subordination of the payment of the same to the payment of any other obligations;

          (d) any taking, exchange, release or non-perfection of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (each a "Lien"), in any real or personal property to secure payment or performance
      ----
     of any or all of the Guaranteed Obligations (whether now or hereafter granted, the "Collateral"), or any taking, release, amendment, waiver of,
                   ----------
     or consent to the departure from, any other guarantee, for all or any of the Guaranteed Obligations;

          (e) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other assets of the Company or any Subsidiary;

          (f) any change, restructuring or termination of the corporate structure or existence of the Company or any Subsidiary; or

          (g) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor of the Guaranteed Obligations.

          This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Holder or the Trustee upon the insolvency, bankruptcy or reorganization of the Company or for any other reason, all as though such payment had not been made. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between such Guarantor on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any declarations of acceleration of such obligations as provided in Article Five of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provision, upon effectiveness of an acceleration under Article Five of the Indenture, the Trustee shall promptly make a demand for payment on the Securities under this Guarantee provided for hereunder and not discharged.

          SECTION 3. Waivers.
                     -------

          (a) The Guarantor hereby waives: (i) promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee, (ii) any requirement to file any claims with a court in the event of merger or bankruptcy of the Company or any guarantor of the Guaranteed Obligations, (iii) any right to require a proceeding first against the Company or any other guarantor of the Guaranteed Obligations,
(iv) the benefit of discussion or protest or notice with respect to any such Securities or the Indebtedness evidenced thereby, (v) any requirement that any Holder or the Trustee protect, secure, perfect or insure any Lien or any Collateral subject thereto or exhaust any right or take any action against the Company or any other Person or any Collateral, (vi) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company, (vii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of the principal, (viii) any defense based upon any errors or omissions of the Trustee or the Holders' administration of the Guaranteed Obligations, and (ix) any rights to set-offs, recoupments and counterclaims.

          (b) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Securities or the Indenture, the transactions contemplated thereby or the actions of the Trustee in the negotiation, administration, performance or enforcement thereof.

          SECTION 4.  Financial Condition of the Company.  The Guarantor
                      ----------------------------------
represents and warrants that it is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the Company's financial condition and of all other circumstances which bear upon the risk of nonpayment and hereby waives any duty on the part of the Trustee or any Holder to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of the Company.

          SECTION 5.  Subrogation.  The Guarantor will not exercise any rights
                      -----------
that it may acquire by way of subrogation under this Guarantee, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been indefeasibly paid in full in cash. If any amount shall be paid to the Guarantor on account of any such subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee, on behalf of the Holders, to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

          SECTION 6.  Amendments, Etc.  No amendment or waiver of any provision
                      ----------------
of this Guarantee and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee, on behalf of the Holders, pursuant to the provisions of Article Nine of the Indenture, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7.  Notices, Etc.  All notices and other communications
                      -------------
provided for hereunder shall be in writing and delivered in person or mailed by first-class mail, if to the Guarantor, addressed to it at the address of the Company at 1840 Century Park East, Los Angeles, California 90067, Attention:
Vice President and Secretary, if to any Holder, addressed to it c/o the Trustee at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention:
Institutional Trust Services, and if to the Trustee, addressed to it at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Institutional Trust Services, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed by first class mail, be effective when deposited in the first class mails.

          SECTION 8.  No Waiver; Remedies.  No failure on the part of any Holder
                      -------------------
or the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.  Continuing Guarantee.  This Guarantee is a continuing
                      --------------------
guarantee and shall (a) remain in full force and effect until the earlier of the payment in full (including deemed payment pursuant to Section 1302 of the Indenture) of the Guaranteed Obligations and all other amounts payable under this Guarantee, and the termination of this Guarantee pursuant to Section 10 of this Guarantee, (b) subject to the terms hereof, be binding upon the Guarantor, its respective successors and assigns and (c) inure to the benefit of and be enforceable by each Holder and the Trustee and their respective successors, transferees and assigns.

          SECTION 10.  Guarantor May Consolidate, Etc., on Certain Terms. Except
                       -------------------------------------------------
with the consent of the holders of Securities as provided in the Indenture, the Guarantor may not consolidate with or merge into another entity, or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

          (a) any successor entity is a corporation, partnership or trust organized and validly existing under the laws of the United States or any state thereof;

          (b) the successor entity assumes the Guarantor's obligations under this Guarantee;

          (c) after giving effect to the transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing; and

          (d) the Guarantor delivers to the Trustee certificates and opinions to the effect that the transaction complies with the Indenture.

          Upon any such consolidation or merger or conveyance, transfer or lease of the properties and assets of the Guarantor as an entirety to any Person, the successor Person will succeed to, and be substituted for, such Guarantor under the Indenture and this Guarantee, and the Guarantor, except in the case of a lease, will be relieved of all obligations and covenants under the Indenture and this Guarantee.

          SECTION 11.  Additional Guarantees of Material Subsidiaries.  If any
                       ----------------------------------------------
Material Subsidiary guarantees the obligations under the Company's credit facility, to be entered into upon consummation of the Guarantee Event, including any replacement, amendment, supplement, restatement or renewal of such credit facility, the Guarantor shall cause such Material Subsidiary to execute a guarantee substantially similar to this Guarantee to guarantee the obligations of the Company under the Securities, except that the Guarantor shall not be so obligated to the extent that any such Material Subsidiary guarantee would not be permitted pursuant to the terms of the Indenture. The term "Material
                                                             --------
Subsidiary" means, at any time, any direct or indirect Subsidiary of the
----------
Guarantor, including, but not limited to, Subsidiaries of the Company and Litton Industries, Inc., if, at such time, such Subsidiary would qualify as a "significant subsidiary" of the Guarantor under Regulation S-X promulgated under the Securities Act of 1933 as in effect on the date hereof ("Regulation S-X").
                                                             --------------
The term "Subsidiary" shall have the meaning set forth in Regulation S-X.
          ----------

          SECTION 12.  Registration Rights Agreement.  The Guarantor hereby
                       -----------------------------
agrees to become a party to the Registration Rights Agreement on the date hereof and to comply with the Registration Rights Agreement that are applicable to the Company with respect to the Securities as they relate to its Guarantee.

          SECTION 13. Governing Law.  This Guarantee shall be governed by, and
                      -------------
construed in accordance with, the law of the State of New York.

          SECTION 14.  Counterparts.  This Guarantee may be executed in one or
                       ------------
more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                NORTHROP GRUMMAN
                                                CORPORATION (formerly NNG, Inc.)

                                                By______________________________
                                                  Name:
                                                  Title

                                                By______________________________
                                                  Name:

                                                  Title

                                   EXHIBIT B

                                LITTON GUARANTEE
                                ----------------

          LITTON GUARANTEE dated as of __________, 2001 (this "Guarantee") made
                                                               ---------
by Litton Industries, Inc., a Delaware corporation ("Guarantor") in favor of and
                                                     ---------
for the benefit of The Chase Manhattan Bank, as trustee (the "Trustee") for the
                                                              -------
Holders (as such term is defined in the Indenture referred to below) of the 7-1/8% Series A Notes due 2011 (the "Series A Notes") and the 7-1/8% Series B
                                   --------------
Notes due 2011 (the "Series B Notes" and, together with the Series A Notes, the
                     --------------
"Notes") and the 7-3/4% Series A Debentures due 2031 (the "Series A Debentures")
 -----                                                     -------------------
and the 7-3/4% Series B Debentures due 2031 (the "Series B Debentures" and,
                                                  -------------------
together with the Series A Debentures, the "Debentures") of Northrop Grumman
                                            ----------
Operations Corporation, a Delaware corporation (formerly Northrop Grumman Corporation) (the "Company"). The Notes and the Debentures shall be referred to
                   -------
collectively as the "Securities".
                     ----------

          WHEREAS, the Company has entered into an Indenture dated as of October 15, 1994 between the Company and the Trustee, as supplemented by that certain Officers' Certificate attached hereto as Exhibit A dated as of February 22, 2001 establishing the Securities (as so supplemented, and as further amended, modified and supplemented from time to time with respect to the Securities, the "Indenture"). Capitalized terms not otherwise defined herein shall have the
 ---------
meanings set forth in the Indenture; and

          WHEREAS, the Company offered and sold $750,000,000 aggregate principal amount of Series A Notes and $750,000,000 aggregate principal amount of Series A Debentures in a private placement transaction that closed on February 27, 2001; and

          WHEREAS, pursuant to a Registration Rights Agreement entered into on February 27, 2001 by and among the Company and the other parties thereto (the "Registration Rights Agreement"), the Company has agreed to certain terms in
------------------------------
connection with the registration of the Series B Notes and the Series B Debentures; and

          WHEREAS, the Company and its affiliates (including, without limitation, the Guarantor) derive, and expect to continue to derive, substantial direct and indirect benefit from the transactions financed by the issuance and sale of the Securities; and

          WHEREAS, the Indenture provides that the Guarantor shall execute and delivery this Guarantee upon the occurrence of the Guarantee Event (as defined therein).

          NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees as follows:

          SECTION 1.  Guarantee; Limitation of Liability.
                      ----------------------------------

          (a) The Guarantor irrevocably and unconditionally guarantees as a primary obligor and not merely as a surety, to the Trustee and to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of and any premium and interest on such Security (including, in case of default, interest on overdue principal and interest) and including any additional interest required to be paid according to the terms of the Securities or the Indenture, when due, whether at stated maturity, upon redemption or repayment, upon declaration of acceleration or otherwise according to the terms of the Securities or the Indenture and the due and punctual performance of all other obligations of the Company to such Holder or the Trustee, all in accordance with the terms of the Securities and the Indenture (such obligations being the "Guaranteed Obligations"), and agrees to pay any and
                             ----------------------
all expenses (including reasonable counsel fees and expenses) incurred by such Holder or the Trustee in enforcing any rights under this Guarantee. Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to such Holder or the Trustee under the Securities or the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company because it is the intention of the Guarantor, the Trustee and the Holders that the Guaranteed Obligations should be determined without regard to any rule of law or order that might relieve the Company of any portion of the Guaranteed Obligations.

          (b) Notwithstanding anything to the contrary in this Agreement, the Guarantor hereby, and the Trustee and each Holder by accepting the benefits of this Guarantee, confirms that it is its intention that the guarantee by the Guarantor pursuant to this Guarantee together with each other guarantee by such Guarantor of Participating Indebtedness (as defined below) shall not constitute a fraudulent transfer or conveyance for purposes of any applicable provisions of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act, or any similar federal or state law. To effectuate the foregoing intention, the obligations of the Guarantor under this Guarantee and each other guarantee of Participating Indebtedness shall be limited, collectively, to such maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to any agreement, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance. The Trustee and each Holder by accepting the benefits of this Guarantee confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Guarantor in which concurrent claims are made upon such Guarantor hereunder and under any other guarantee of Participating Indebtedness, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Guarantor shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims. For purposes of this Section l(b), "Participating Indebtedness" means any Indebtedness (as defined below) of the Company that is guaranteed by such Guarantor pursuant to a guarantee (i) the incurrence of which is not prohibited by the terms of the Indenture or any agreement governing any other Participating Indebtedness then outstanding (or, if so prohibited by the Indenture or any such agreement, is permitted as a result of a consent or waiver thereunder) and (ii) that contains a limitation of liability and confirmation of intention regarding ratability of payments on substantially the terms set forth in this Section l(b). "Indebtedness" means any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit and, to the extent not otherwise included, the guarantee by the Company of any indebtedness of any other Person.

          (c) Anything contained herein to the contrary notwithstanding, the liability of the Company in respect of the Securities guaranteed by the Guarantor hereunder shall not be limited by the terms of Section l(b).

          SECTION 2.  Guarantee Absolute.  The Guarantor guarantees that the
                      ------------------
Guaranteed Obligations will be paid or performed strictly in accordance with the terms of the Securities and the Indenture, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Holder with respect thereto. The obligations of the Guarantor under this Guarantee are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Securities or the Indenture or any agreement or instrument relating to the Securities or the Indenture or any failure to enforce the provisions thereof;

          (b) any renewal, extension or other change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to the departure from the Securities or the Indenture;

          (c) any settlement, compromise, release or discharge, or acceptance or refusal of any offer of performance with respect to, or any substitution for, the Guaranteed Obligations or any agreement related thereto and/or any subordination of the payment of the same to the payment of any other obligations;

          (d) any taking, exchange, release or non-perfection of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (each a "Lien"), in any real or personal property to secure payment or performance
      ----
     of any or all of the Guaranteed Obligations (whether now or hereafter granted, the "Collateral"), or any taking, release, amendment, waiver of,
                   ----------
     or consent to the departure from, any other guarantee, for all or any of the Guaranteed Obligations;

          (e) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other assets of the Company or any Subsidiary;

          (f) any change, restructuring or termination of the corporate structure or existence of the Company or any Subsidiary; or

          (g) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantor of the Guaranteed Obligations.

This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Holder or the Trustee upon the insolvency, bankruptcy or reorganization of the Company or for any other reason, all as though such payment had not been made. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between such Guarantor on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby and (ii) in the event of any declarations of acceleration of such obligations as provided in Article Five of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Guarantee. In addition, without limiting the foregoing provision, upon effectiveness of an acceleration under Article Five of the Indenture, the Trustee shall promptly make a demand for payment on the Securities under this Guarantee provided for hereunder and not discharged.

          SECTION 3. Waivers.
                     -------

          (a) The Guarantor hereby waives: (i) promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guarantee, (ii) any requirement to file any claims with a court in the event of merger or bankruptcy of the Company or any guarantor of the Guaranteed Obligations, (iii) any right to require a proceeding first against the Company or any other guarantor of the Guaranteed Obligations,
(iv) the benefit of discussion or protest or notice with respect to any such Securities or the Indebtedness evidenced thereby, (v) any requirement that any Holder or the Trustee protect, secure, perfect or insure any Lien or any Collateral subject thereto or exhaust any right or take any action against the Company or any other Person or any Collateral, (vi) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company, (vii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of the principal, (viii) any defense based upon any errors or omissions of the Trustee or the Holders' administration of the Guaranteed Obligations, and (ix) any rights to set-offs, recoupments and counterclaims.

          (b) The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Securities or the Indenture, the transactions contemplated thereby or the actions of the Trustee in the negotiation, administration, performance or enforcement thereof.

          SECTION 4.  Financial Condition of the Company.  The Guarantor
                      ----------------------------------
represents and warrants that it is presently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the Company's financial condition and of all other circumstances which bear upon the risk of nonpayment and hereby waives any duty on the part of the Trustee or any Holder to disclose or discuss with such Guarantor its assessment, or such Guarantor's assessment, of the financial condition of the Company.

          SECTION 5.  Subrogation.  The Guarantor will not exercise any rights
                      -----------
that it may acquire by way of subrogation under this Guarantee, by any payment made hereunder or otherwise, until all the Guaranteed Obligations shall have been indefeasibly paid in full in cash. If any amount shall be paid to the Guarantor on account of any such subrogation rights at any time when all the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Holders and the Trustee and shall forthwith be paid to the Trustee, on behalf of the Holders, to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

          SECTION 6.  Amendments, Etc.  No amendment or waiver of any provision
                      ----------------
of this Guarantee and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Trustee, on behalf of the Holders, pursuant to the provisions of Article Nine of the Indenture, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7.  Notices, Etc.  All notices and other communications
                      -------------
provided for hereunder shall be in writing and delivered in person or mailed by first-class mail, if to the Guarantor, addressed to it at the address of the Company at 1840 Century Park East, Los Angeles, California 90067, Attention:
Vice President and Secretary, if to any Holder, addressed to it c/o the Trustee at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention:
Institutional Trust Services, and if to the Trustee, addressed to it at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attention: Institutional Trust Services, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed by first class mail, be effective when deposited in the first class mails.

          SECTION 8.  No Waiver; Remedies.  No failure on the part of any Holder
                      -------------------
or the Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.  Continuing Guarantee.  This Guarantee is a continuing
                      --------------------
guarantee and shall (a) remain in full force and effect until the earlier of the payment in full (including deemed payment pursuant to Section 1302 of the Indenture) of the Guaranteed Obligations and all other amounts payable under this Guarantee, and the termination of this Guarantee pursuant to Section 10 of this Guarantee, (b) subject to the terms hereof, be binding upon the Guarantor, its respective successors and assigns and (c) inure to the benefit of and be enforceable by each Holder and the Trustee and their respective successors, transferees and assigns.

          SECTION 10.  Guarantor May Consolidate, Etc., on Certain Terms. Except
                       -------------------------------------------------
with the consent of the holders of Securities as provided in the Indenture, the Guarantor may not consolidate with or merge into another entity, or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

          (a) any successor entity is a corporation, partnership or trust organized and validly existing under the laws of the United States or any state thereof;

          (b) the successor entity assumes the Guarantor's obligations under this Guarantee;

          (c) after giving effect to the transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, has occurred and is continuing; and

          (d) the Guarantor delivers to the Trustee certificates and opinions to the effect that the transaction complies with the Indenture.

          Upon any such consolidation or merger or conveyance, transfer or lease of the properties and assets of the Guarantor as an entirety to any Person, the successor Person will succeed to, and be substituted for, such Guarantor under the Indenture and this Guarantee, and the Guarantor, except in the case of a lease, will be relieved of all obligations and covenants under the Indenture and this Guarantee.

          SECTION 11.  Registration Rights Agreement.  The Guarantor hereby
                       -----------------------------
agrees to become a party to the Registration Rights Agreement on the date hereof and to comply with the provisions of the Registration Rights Agreement that are applicable to the Company with respect to the Securities as they relate to its Guarantee.

          SECTION 12.  Governing Law.  This Guarantee shall be governed by, and
                       -------------
construed in accordance with, the law of the State of New York.

          SECTION 13.  Counterparts.  This Guarantee may be executed in one or
                       ------------
more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               LITTON INDUSTRIES, INC.

                                               By_____________________________
                                                 Name:
                                                 Title

                                               By____________________________
                                                 Name:
                                                 Title

                                   EXHIBIT C

                                 [Form of Note]

[Insert for Notes issued as Global Securities:]

THIS SECURITY IS A [U.S./REGULATION S] GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

[Insert for Notes issued in the name of DTC's nominee:]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Insert for all Series A Notes:]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

[Insert for Series A Notes issued to Institutional Accredited Investors:]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

TRANSFER OF THE SECURITIES REPRESENTED HEREBY SHALL BE EVIDENCED EXCLUSIVELY BY ENDORSEMENT OF THE TRANSFEROR OF THIS CERTIFICATE.

                          NORTHROP GRUMMAN CORPORATION
                              7-1/8% NOTE DUE 2011

No.___                                                        $ ______________
                                                              CUSIP __________

          Northrop Grumman Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of ________________ Dollars on February 15, 2011 and to pay interest thereon from February 27, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August

15 in each year, commencing August 15, 2001 at the rate of 7-1/8% per annum, until the principal hereof is paid or made available for payment; provided, that
                                                                  --------
in the event of a Non-Registration Event (as defined in the Registration Rights Agreement dated as of February 27, 2001 by and among the Company and the initial purchasers identified therein) with respect to the Securities of this series, additional interest will accrue on such Securities at an annual rate of .25% for the first 90-day period immediately following the occurrence of a Non-Registration Event, and such annual rate will increase by an additional .25% with respect to each subsequent 90-day period until all Non-Registration Events have been cured, up to a maximum additional annual interest rate of 1.0%. The additional interest will accrue from and including the date on which any such Non-Registration Event shall occur to but excluding the date on which all such Non-Registration Events have been cured. The Company will pay such additional interest on each Interest Payment Date. Such additional interest will be in addition to any other interest payable from time to time with respect to the Securities of this series. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and any such interest on this Security will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by wire transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  _________, 2001

                                         NORTHROP GRUMMAN CORPORATION

                                         By ___________________________________
                                         Albert F. Myers
                                         Corporate Vice President and Treasurer


                                         Attest:

 [SEAL]                                  By ___________________________________
                                         John H. Mullan
                                         Corporate Vice President and Secretary

          This is one of the Securities of the series designated on the face hereof referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, As Trustee


By _________________________________
           Authorized Officer

                             [REVERSE OF SECURITY]

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 15, 1994 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are and are to be authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities are unsecured general obligations of the Company.

          The Securities of this series are subject to redemption upon not less than 30 days notice by mail, as a whole or in part, at the election of the Company at a Redemption Price equal to the greater of (a) the principal amount of the Securities being redeemed plus accrued and unpaid interest to the Redemption Date or (2) the Make-Whole Amount for the Securities being redeemed.

          As used in this Security:

               "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus .25%.

               "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the principal amount of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

               "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

               "Make Whole Amount" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Securities to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Rate) from the Redemption Date to the Stated Maturity of the principal amount of the Securities being redeemed, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued interest on the principal amount of the Securities being redeemed to the Redemption Date.

               "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

               "Reference Treasury Dealer" means any of Chase Securities Inc. and Credit Suisse First Boston Corporation, and their respective successors and assigns, and one other nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer.

               "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

          In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of

Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   EXHIBIT D

                              [Form of Debenture]

[Insert for Debentures issued as Global Securities:]

THIS SECURITY IS A [U.S./REGULATION S] GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

[Insert for Notes issued in the name of DTC's nominee:]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Insert for all Series A Debentures:]

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

[Insert for Series A Debentures issued to Institutional Accredited Investors:]

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

TRANSFER OF THE SECURITIES REPRESENTED HEREBY SHALL BE EVIDENCED EXCLUSIVELY BY ENDORSEMENT OF THE TRANSFEROR OF THIS CERTIFICATE.

                          NORTHROP GRUMMAN CORPORATION
                           7-3/4% DEBENTURE DUE 2031

No.___                                                          $ ______________
                                                                CUSIP __________

          Northrop Grumman Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of ________________ Dollars on February 15, 2031 and to pay interest thereon from February 27, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 2001 at the rate of 7-3/4% per annum, until the principal hereof is paid or made available for payment; provided, that in the event of a
                                              --------
Non-Registration Event (as defined in the Registration Rights Agreement dated as of February 27, 2001 by and among the Company and the initial purchasers identified therein) with respect to the Securities of this series, additional interest will accrue on such Securities at an annual rate of .25% for the first 90-day period immediately following the occurrence of a Non-Registration Event, and such annual rate will increase by an additional .25% with respect to each subsequent 90-day period until all Non-Registration Events have been cured, up to a maximum additional annual interest rate of 1.0%. The additional interest will accrue from and including the date on which any such Non-Registration Event shall occur to but excluding the date on which all such Non-Registration Events have been cured. The Company will pay such additional interest on each Interest Payment Date. Such additional interest will be in addition to any other interest payable from time to time with respect to the Securities of this series. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and any such interest on this Security will be made in immediately available funds at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by wire transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  _________, 2001

                                          NORTHROP GRUMMAN CORPORATION

                                          By ___________________________________
                                          Albert F. Myers
                                          Corporate Vice President and Treasurer


                                          Attest:

[SEAL]                                    By ___________________________________
                                          John H. Mullan
                                          Corporate Vice President and Secretary


          This is one of the Securities of the series designated on the face hereof referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, As Trustee


By _________________________________
          Authorized Officer

                             [REVERSE OF SECURITY]

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 15, 1994 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are and are to be authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities are unsecured general obligations of the Company.

          The Securities of this series are subject to redemption upon not less than 30 days notice by mail, as a whole or in part, at the election of the Company at a Redemption Price equal to the greater of (a) the principal amount of the Securities being redeemed plus accrued and unpaid interest to the Redemption Date or (2) the Make-Whole Amount for the Securities being redeemed.

          As used in this Security:

               "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Securities being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus .30%.

               "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the Stated Maturity of the principal amount of the Securities being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

               "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such Redemption Date.

               "Make Whole Amount" means the sum, as determined by a Quotation Agent, of the present values of the principal amount of the Securities to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Rate) from the Redemption Date to the Stated Maturity of the principal amount of the Securities being redeemed, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued interest on the principal amount of the Securities being redeemed to the Redemption Date.

               "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with the Company.

               "Reference Treasury Dealer" means any of Chase Securities Inc. and Credit Suisse First Boston Corporation, and their respective successors and assigns, and one other nationally recognized investment banking firm selected by the Company that is a primary U.S. Government securities dealer.

               "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

          In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.
As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.